UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue, San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 11, 2013, OCZ Technology Group, Inc. (the “Company”), as anticipated, received a letter (the “NASDAQ Letter”) from the Staff of the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, based upon the Company’s continued non-compliance with NASDAQ Listing Rule 5250(c)(1) (the “Filing Requirement”), the Company’s securities were subject to delisting from NASDAQ unless the Company timely requests a hearing before the NASDAQ Listing Qualifications Panel (the “Panel”). As previously announced, the Company intends to request a hearing before the Panel at which it will present its plan to regain compliance with the Filing Requirement and request additional time within which to do so. In accordance with the NASDAQ Listing Rules, in connection with the hearing request, the Company will formally request a stay of any delisting action pending the conclusion of the hearing process.

As previously reported, the Company has not yet filed its Form 10-Q for the fiscal quarter ended August 31, 2012 (“Second Quarter Form 10-Q”), its Form 10-Q for the fiscal quarter ended November 30, 2012 (“Third Quarter Form 10-Q”), or the restatement of its financial statements included in its Form 10-K for the fiscal year ended February 29, 2012 (“Form 10-K”) and its Form 10-Q for the fiscal quarter ended May 31, 2012 (“First Quarter Form 10-Q”) with the Securities and Exchange Commission, as required. To that end, the Company announced on April 8, 2013 that it was unable to file its Second and Third Quarter Form 10-Qs and the restatements of its Form 10-K and First Quarter Form 10-Q prior to the April 8, 2013 filing deadline previously established by the Staff.

The Company has made substantial progress in the process to complete the financial restatement and to file its periodic reports with the SEC. Assuming the Panel grants the Company’s request for a stay of any delisting action pending the conclusion of the hearing process, any final decision on the Staff’s determination to delist the Company’s common stock will be stayed until at least such time as the hearing is held and the Panel issues a determination with respect to the Company’s request for continued listing on NASDAQ.

The Company issued a press release on April 8, 2013, disclosing the anticipated receipt of the letter from NASDAQ. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2013	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press Release dated April 8, 2013